NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE REPORTS FEBRUARY RESULTS

MAYFIELD VILLAGE, OHIO -- March 14, 2018 -- The Progressive Corporation (NYSE:PGR) today reported the following results for February 2018:

	February
(millions, except per share amounts and ratios; unaudited)	2018	2017	Change

Net premiums written	$2,700.9	$2,201.3	23%
Net premiums earned	$2,204.7	$1,854.8	19%
Net income attributable to Progressive	$129.1	$134.5	(4)%
Per share	$0.22	$0.23	(4)%
Total pretax net realized gains (losses) on securities	$(139.6)	$2.4	NM

Combined ratio	87.8	90.4	(2.6) pts.
Average diluted equivalent shares	585.6	583.2	0%
NM = Not Meaningful

(thousands; unaudited)	February	February
	2018	2017	Change
Policies in Force
Vehicle businesses:
Agency – auto	5,822.0	5,161.2	13%
Direct – auto	6,279.9	5,493.3	14%
Total personal auto	12,101.9	10,654.5	14%
Total special lines	4,274.8	4,241.3	1%
Total Personal Lines	16,376.7	14,895.8	10%
Total Commercial Lines	653.4	605.1	8%
Property business	1,612.1	1,252.7	29%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the "Monthly Commentary" at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
February 2018
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$2,700.9
Revenues:
Net premiums earned	$2,204.7
Investment income	53.9
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	0
Net holding period gains (losses) on securities	(233.5)
Net realized gains (losses) on security sales	93.9
Total net realized gains (losses) on securities	(139.6)
Fees and other revenues	31.8
Service revenues	9.6
Total revenues	2,160.4

Expenses:
Losses and loss adjustment expenses	1,484.0
Policy acquisition costs	183.6
Other underwriting expenses	299.9
Investment expenses	2.0
Service expenses	8.3
Interest expense	11.9
Total expenses	1,989.7
Income before income taxes	170.7
Provision for income taxes	35.1
Net income	135.6
Net (income) loss attributable to noncontrolling interest (NCI)	(6.5)
Net income attributable to Progressive	129.1

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on securities	(62.9)
Net unrealized losses on forecasted transactions	0.1
Other comprehensive income (loss)	(62.8)
Other comprehensive (income) loss attributable to NCI	1.7
Total comprehensive income attributable to Progressive	$68.0

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2017 audited consolidated financial statements included in our 2017 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
February 2018
(millions)
(unaudited)

	Year-to-Date
	2018	2017	% Change
Net premiums written	$5,430.1	$4,443.2	22

Revenues:
Net premiums earned	$4,894.3	$4,133.9	18
Investment income	105.0	83.9	25
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	0	0	NM
Net holding period gains (losses) on securities	(62.6)	0	NM
Net realized gains (losses) on security sales	104.1	11.8	782
Total net realized gains (losses) on securities	41.5	11.8	252
Fees and other revenues	67.4	57.7	17
Service revenues	21.1	18.1	17
Other gains (losses)	0	0.2	(100)
Total revenues	5,129.3	4,305.6	19

Expenses:
Losses and loss adjustment expenses	3,282.0	2,866.6	14
Policy acquisition costs	405.0	344.1	18
Other underwriting expenses	666.1	568.7	17
Investment expenses	3.8	3.5	9
Service expenses	18.2	16.5	10
Interest expense	23.7	24.7	(4)
Total expenses	4,398.8	3,824.1	15

Income before income taxes	730.5	481.5	52
Provision for income taxes	143.0	157.8	(9)
Net income	587.5	323.7	81
Net (income) loss attributable to noncontrolling interest (NCI)	(10.1)	(7.1)	42
Net income attributable to Progressive	577.4	316.6	82

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on securities	(173.0)	160.9	(208)
Net unrealized losses on forecasted transactions	0.1	(0.2)	(150)
Foreign currency translation adjustment	0	0.5	(100)
Other comprehensive income (loss)	(172.9)	161.2	(207)
Other comprehensive (income) loss attributable to NCI	4.6	(1.4)	(429)
Total comprehensive income attributable to Progressive	$409.1	$476.4	(14)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
February 2018
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2018	2017

Net income attributable to Progressive	$129.1	$577.4	$316.6
Per share:
Basic	$0.22	$0.99	$0.55
Diluted	$0.22	$0.99	$0.54

Comprehensive income (loss) attributable to Progressive	$68.0	$409.1	$476.4
Per share:
Diluted	$0.12	$0.70	$0.82

Average shares outstanding - Basic	581.9	582.0	580.3
Net effect of dilutive stock-based compensation	3.7	3.6	2.9
Total average equivalent shares - Diluted	585.6	585.6	583.2

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2018	2017
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(0.2)%	(0.6)%	0.9%
Common stocks	(3.3)%	2.0%	5.9%
Total portfolio	(0.6)%	(0.2)%	1.5%

Pretax annualized investment income book yield	2.5%	2.5%	2.3%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
February 2018
($ in millions)
(unaudited)

Current Month
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,121.3	$1,155.2	$2,276.5	$328.2	$96.2	$2,700.9
% Growth in NPW	17%	19%	18%	62%	39%	23%
Net Premiums Earned	$942.1	$927.7	$1,869.8	$246.3	$88.6	$2,204.7
% Growth in NPE	16%	19%	18%	25%	26%	19%

GAAP Ratios
Loss/LAE ratio	67.4	69.6	68.5	68.9	37.3	67.3
Expense ratio	19.2	19.9	19.5	21.5	38.1[1]	20.5
Combined ratio	86.6	89.5	88.0	90.4	75.4[1]	87.8

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$13.4
Current accident year						0.3
Calendar year actuarial adjustment	$6.2	$5.2	$11.4	$0	$2.3	$13.7

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$13.4
All other development						(14.5)
Total development						$(1.1)

Calendar year loss/LAE ratio						67.3
Accident year loss/LAE ratio						67.3

1 Included in both the expense ratio and the combined ratio is 6.8 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 31.3, and a combined ratio of 68.6 for February 2018.

2 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
February 2018
($ in millions)
(unaudited)

Year-to-Date
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$2,265.4	$2,345.8	$4,611.2	$641.1	$177.8	$5,430.1
% Growth in NPW	18%	20%	19%	47%	36%	22%
Net Premiums Earned	$2,100.2	$2,061.5	$4,161.7	$547.3	$185.3	$4,894.3
% Growth in NPE	16%	19%	18%	23%	26%	18%

GAAP Ratios
Loss/LAE ratio	67.3	69.3	68.4	63.5	48.9	67.1
Expense ratio	19.0	20.5	19.7	21.0	36.5[1]	20.5
Combined ratio	86.3	89.8	88.1	84.5	85.4[1]	87.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$3.0
Current accident year						10.0
Calendar year actuarial adjustment	$4.2	$10.1	$14.3	$0	$(1.3)	$13.0

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$3.0
All other development						(54.2)
Total development						$(51.2)

Calendar year loss/LAE ratio						67.1
Accident year loss/LAE ratio						66.1

1 Included in both the expense ratio and combined ratio is 6.5 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 30.0 and a combined ratio of 78.9.

2 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

February
2018
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $21,518.0)	$21,288.5
Equity securities:
Nonredeemable preferred stocks (cost: $688.3)	782.5
Common equities (cost: $1,261.7)	3,113.2
Short-term investments (amortized cost: $2,285.6)	2,285.6
Total investments[2]	27,469.8
Net premiums receivable	5,896.6
Deferred acquisition costs	812.9
Goodwill and intangible assets	807.3
Other assets[2,3]	4,512.6
Total assets	$39,499.2

Unearned premiums	$9,599.8
Loss and loss adjustment expense reserves[3]	13,103.2
Other liabilities	3,320.6
Debt	3,302.4
Total liabilities	29,326.0
Redeemable noncontrolling interest (NCI)	509.3
Shareholders' equity	9,663.9
Total liabilities, NCI, and shareholders' equity	$39,499.2

Common shares outstanding	582.4
Shares repurchased - February	0.07
Average cost per share	$57.06
Book value per share	$16.59
Trailing 12-month return on average shareholders' equity
Net income attributable to Progressive	20.2%
Comprehensive income attributable to Progressive	20.4%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(227.4)
Increase (decrease) from January 2018	$(79.5)
Increase (decrease) from December 2017	$(219.0)
Debt-to-total capital ratio[4]	25.5%
Fixed-income portfolio duration	2.6
Weighted average credit quality	AA-
Year-to-date Gainshare factor	1.99

1 As of February 28, 2018, we held certain hybrid securities and recognized a change in fair value of $2.1 million as a realized loss during the period we held these securities.
2 At February 28, 2018, we had $180.8 million of net unsettled security transactions classified in "other assets."
3 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $2,079.0 million, which are included in "other assets."
4 Ratio reflects debt as a percent of debt plus shareholders' equity; redeemable noncontrolling interest is not part of this calculation.

Monthly Commentary

•
In fiscal February, our Commercial Lines business recognized nearly $70 million of net premiums written as a result of expanding its commercial auto insurance coverage to an Uber Technologies subsidiary in three additional states. This business, which is now offered in four states, continues to be reinsured to minimize our exposure.

•
Subsequent to February, in separate underwritten public offerings, we priced $600 million of 4.20% Senior Notes due 2048 and 500,000 shares of Series B Fixed-to-Floating Rate Cumulative Perpetual Serial Preferred Shares. The notes were priced at 99.173% of par. The preferred shares, which during the 5-year fixed-rate period will accrue dividends at a rate of 5.375%, were priced at their liquidation preference of $1,000 per share for an aggregate public offering amount of $500 million. We expect to issue the notes and preferred shares on March 14, 2018. The aggregate net proceeds of $1,083.4 million, after deducting underwriting discounts and estimated offering expenses, will be used for general corporate purposes. After giving effect to these offerings, our debt-to-total capital ratio at February month end would have been 27.7%.

Events
We plan to release March results on Tuesday, April 17, 2018, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including American Strategic Insurance Corp. and subsidiaries (ASI), our majority owned subsidiaries.

Progressive is the fourth largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 20 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in general economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; our ability to access capital markets and financing arrangements when needed to support growth or other capital needs, and the favorable evaluations by credit and other rating agencies on which this access depends; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions or under certain government programs; the accuracy and adequacy of our pricing, loss reserving, and claims methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; severe weather conditions and other catastrophe events; the effectiveness of our reinsurance programs; changes in vehicle usage and driving patterns, which may be influenced by oil and gas prices, changes in residential occupancy patterns, and the effects of the emerging "sharing economy"; advancements in vehicle or home technology or safety features, such as accident and loss prevention technologies or the development of autonomous or partially autonomous vehicles; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession, whether from cyber-attacks, other technology events or other means; our continued access to and functionality of third-party systems that are critical to our business; our continued ability to access cash accounts and/or convert securities into cash on favorable terms when we desire to do so; restrictions on our subsidiaries' ability to pay dividends to The Progressive Corporation; possible impairment of our goodwill or intangible assets if future results do not adequately support either, or both, of these items; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.